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                                                                   EXHIBIT 10.03
                                                                [CONFORMED COPY]

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


         AMENDMENT dated as of August 9, 2000 to the Revolving Credit Agreement dated as of January 29, 1997 (as heretofore amended, the "CREDIT AGREEMENT") among MARTIN MARIETTA MATERIALS, INC. (the "BORROWER"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Updated Representations. (a) Each reference to "1995" in
Section 4.04(a) of the Agreement is replaced with "1999."

          (b) Each reference to "September 30, 1996" in Section 4.04(b) and
Section 4.04(c) of the Agreement is replaced with "March 31, 2000."

         (c) Each reference to "nine months" in Section 4.04(b) of the Agreement is replaced with "three months."

         SECTION 3. Equity-hybrid Securities. The following definitions are added to Section 1.01 in appropriate alphabetical order:

         "EQUITY PURCHASE" has the meaning in the definition of the term "Equity Hybrid Security."

         "EQUITY HYBRID SECURITY" means a debt security (whether or not denominated as an equity hybrid security), including guaranties issued in connection therewith, that is issued substantially concurrently with the sale of a

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purchase contract requiring the buyer to purchase (the "EQUITY PURCHASE") from the Borrower equity securities of the Borrower for a price equal to the amount of such debt security with the purchase price being payable in cash or debt securities of the Borrower. The good faith determination by the Board of Directors of the Borrower whether a debt security (or a portion thereof) constitutes an Equity Hybrid Security shall be conclusive for purposes of this Agreement."

         SECTION 4. New Leverage Ratio. Section 5.09 is amended to read in its entirety as follows:

                  "Section 5.09. Leverage Ratio. The ratio of Consolidated Debt to Total Capital (the "LEVERAGE RATIO") shall not at any time exceed 50%; provided that if (i) Consolidated Debt has increased in connection with a Specified Acquisition, (ii) as a consequence of such Specified Acquisition, the rating of long-term unsecured debt of the Borrower has not been suspended, withdrawn or fallen below BBB+ by Standard & Poor's Ratings Services or Baa1 by Moody's Investors Service, Inc. and (iii) the Agent has received a Specified Acquisition Notice within 10 days of consummation of such Specified Acquisition, then, for a period of 180 consecutive days following the consummation of such Specified Acquisition, the additional Consolidated Debt in connection with such Specified Acquisition shall be excluded from Consolidated Debt for purposes of calculating the Leverage Ratio, but only if the Leverage Ratio calculated without such exclusion at no time exceeds 65%. For purposes of calculating, under this Section 5.09, the treatment of an Equity Hybrid Security which is not otherwise included in Consolidated Net Worth until the Equity Purchase is effected, (x) if such Equity Hybrid Security represents senior unsecured indebtedness, the total issuance amount of such security shall be allocated 20% to Consolidated Debt and 80% to Consolidated Net Worth, and (y) if such Equity Hybrid Security represents subordinated indebtedness, the total issuance amount of such security shall be allocated 100% to Consolidated Net Worth.

         For purposes of this Section 5.09,

                           (i) a "SPECIFIED ACQUISITION" means any single
                  acquisition by the Borrower or a Subsidiary of the Borrower of any Person (the "TARGET") that (x) is in the same line or lines of business as the Borrower or in the judgment of the Borrower is related to such line or lines of business and (y) such Target's board of directors have not objected to such acquisition; and

                           (ii) a "SPECIFIED ACQUISITION NOTICE" means a notice
                  delivered by the Borrower notifying the Agent of the Specified

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                  Acquisition and stating that the conditions in clauses (i) and
                  (ii) to the proviso to the Leverage Ratio above have been satisfied."

         SECTION 5. Representations of Borrower. The Borrower hereby represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         MARTIN MARIETTA MATERIALS, INC.


                         By: /s/ Janice K. Henry
                             ------------------------------------------
                             Title: Senior Vice President and
                                    Chief Financial Officer




                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                         By: /s/ Robert Bottamedi
                             ------------------------------------------
                             Title: Vice President




                         FIRST UNION NATIONAL BANK


                         By: /s/ G. Mendel Lay, Jr.
                             ------------------------------------------
                             Title: Senior Vice President




                         WACHOVIA BANK, N.A.


                         By: /s/ Keith A. Sherman
                             ------------------------------------------
                             Title: Senior Vice President

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                         BANK OF MONTREAL


                         By: /s/ Brian L. Banke
                             ------------------------------------------
                             Title: Director




                         BANK OF AMERICA, N.A.


                         By: /s/ Kathryn W. Robinson
                             ------------------------------------------
                             Title: Managing Director




                         THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH


                         By: /s/ Edward D. Henderson, Jr.
                             ------------------------------------------
                             Title: Senior Vice President